UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):         May 3, 2006

COMMUNITY PARTNERS BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (732) 706-9009

Not Applicable
(Former Name of Former Address, if Changed Since Last Report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 3, 2006, Community Partners Bancorp, the parent company of Two River Community Bank and The Town Bank, issued a press release reporting earnings and other financial results for Two River Community Bank and The Town Bank for the first quarter ended March 31, 2006. A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99 Press Release of Community Partners Bancorp, dated May 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date:	May 3, 2006	By:	/s/ MICHAEL J. GORMLEY
Name: Michael J. Gormley
Title: Vice President, CFO & Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release of Community Partners Bancorp, dated May 3, 2006